UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2023

F45 Training Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40590 (Commission File Number)	84-2529722 (I.R.S. Employer Identification No.)

3601 South Congress Avenue, Building E Austin, Texas 78704 (Address of Principal Executive Offices) (737) 787-1955 (Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 210.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00005 per share	FXLV	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or
revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed, effective as of March 29, 2023 (the “separation date”), Ben Coates stepped down from his role as President and Chief Executive Officer of F45 Training Holdings Inc. (the “Company”). Mr. Coates continued in his role as a member of our Board of Directors (the “Board”) until April 27, 2023, when Mr. Coates notified the Company that he was resigning from the Board effective immediately. Mr. Coates did not serve on any committees of the Board.

On April 29, 2023, in connection with his resignation from his role as President and Chief Executive Officer of the Company, Mr. Coates entered into a Separation Agreement with the Company, effective as of the separation date (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Coates will be eligible to receive the following payments and benefits, subject to certain agreed conditions set forth in the Separation Agreement: (i) payment of Mr. Coates’ base salary from April 1, 2023 through July 31, 2023, in the total amount of $500,000 (less applicable taxes and withholdings) paid in a lump sum, and (ii) the vesting of the portion of Mr. Coates’ unvested monthly restricted stock unit award granted August 18, 2022 that was scheduled to vest on March 31, 2023, as though Mr. Coates remained employed through such date. The Separation Agreement additionally provides for a general release of claims in favor of the Company, as well as a release of claims against Mr. Coates, subject to certain exceptions. The Separation Agreement also includes customary cooperation, confidentiality and mutual non-disparagement provisions.

The foregoing summary of the Separation Agreement does not purport to be a complete description of the Separation Agreement and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement, by and between Ben Coates and F45 Training Holdings Inc., dated April 29,2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2023	F45 Training Holdings Inc.

	By:	/s/ Patrick Grosso
Patrick Grosso
Chief Legal Officer